UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 17, 2007

Date of Report (Date of earliest event reported)

VALERA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51768	13-4119931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clarke Drive Cranbury, New Jersey	08512
(Address of principal executive offices)	(Zip Code)

(609) 235-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 5.01.	Changes in Control of Registrant.

On April 17, 2007, Valera Pharmaceuticals, Inc. (“Valera”) and Indevus Pharmaceuticals, Inc. (“Indevus”) issued a joint press release announcing the closing of the merger of Hayden Merger Sub, Inc., a direct, wholly-owned subsidiary of Indevus (“Merger Sub”), with Valera. The merger will become effective at 12:01 a.m. on April 18, 2007 (the “Effective Time”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the Agreement and Plan of Merger, dated as of December 11, 2006 (the “Merger Agreement”), by and among Indevus, Merger Sub and Valera, Merger Sub will be merged with Valera at the Effective Time with Valera continuing as the surviving corporation and a wholly-owned subsidiary of Indevus. Under the terms of the Merger Agreement, at the Effective Time, each share of Valera common stock issued and outstanding immediately prior to the Effective Time other than treasury shares or dissenting shares will be exchanged for 1.1337 shares of Indevus common stock as well as three contingent stock rights (each a “CSR”, and collectively, the “CSRs”). The CSRs will become convertible into $1.00, $1.00 and $1.50, respectively, worth of Indevus common stock upon the achievement of particular milestones with respect to three Valera product candidates in development — Supprelin-LA, ureteral stent and VP003 (Octreotide implant).

In addition, on April 17, 2007, and in connection with the closing of the merger, Indevus entered into three separate contingent stock rights agreements (each a “CSR Agreement” and, collectively, the “CSR Agreements”) with American Stock Transfer & Trust Company (the “Rights Agent”), which set forth the terms and conditions of the CSRs that former holders of Valera common stock will receive for each of their shares of Valera common stock. The following summary of the material terms of the CSR Agreements does not purport to be complete and is qualified in its entirety by reference to the individual CSR Agreements, copies of which are filed as Exhibits 99.2, 99.3 and 99.4 hereto and are incorporated herein by reference.

The CSR Agreements provide that the CSRs will not be evidenced by a certificate or other instrument and may not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than through limited permitted transfers. Upon the occurrence of the applicable “Milestone Date” (described below), the CSRs with respect to Supprelin-LA, the ureteral stent and VP003 (Octreotide implant) will become convertible into $1.00, $1.00 and $1.50, respectively, worth of Indevus common stock calculated using the average of the per share closing sale prices of Indevus common stock as reported by the Nasdaq Global Market for the 10 trading days ending three trading days prior to the occurrence of the applicable Milestone Date. Cash, without interest, will be paid in lieu of any fractional shares of Indevus common stock a holder would otherwise be entitled to receive upon conversion.

“Milestone Date” means with respect to:

•	Supprelin-LA, the date on which both of the following states of affairs exists:

•	Indevus has received the approval letter from the U.S. Food and Drug Administration (the “FDA”), with respect to its New Drug Application for Supprelin-LA, and the FDA approval remains in effect; and

•	Indevus possesses an inventory of 1,450 commercially saleable units of Supprelin-LA;

•	the ureteral stent, the date on which Indevus receives the approval letter from the FDA with respect to its Premarket Application or 510k Application for the ureteral stent; and

•	VP003 (Octreotide implant), the date on which Indevus receives the approval letter from the FDA with respect to its New Drug Application for VP003 (Octreotide implant) for acromegaly.

In order to receive the Indevus common stock issuable upon conversion of the respective CSRs, such holder must follow the conversion procedures described in the Letter of Conversion to be delivered by the Rights Agent to such holder upon the occurrence the applicable Milestone Date. If the Milestone Date does not occur by April 18, 2010 in the case of Supprelin-LA or by April 18, 2012 in the case of the ureteral stent and VP003 (Octreotide implant), the respective CSRs will terminate and no shares of Indevus common stock will be issued in connection with those CSRs. The respective CSR Agreements will terminate at 5:00 p.m., New York City time, on April 18, 2012, or, in the case of the CSR Agreement relating to Supprelin-LA, on April 18, 2010 if the Milestone Date with respect to Supprelin-LA does not occur prior to that date. The respective CSR Agreements will terminate on any earlier date if all respective CSRs have been converted pursuant to the agreement.

Item 5.02.	Departure of Directors.

Pursuant to the Merger Agreement, each of James C. Gale, David Dantzker, Jerome Feldman, Hubert Huckel, Jeffrey Krauss, Ogden R. Reid, Howard Silverman, John T. Spitznagel, and David S. Tierney resigned as members of Valera’s Board of Directors effective as of the Effective Time (as defined above). In addition, David S. Tierney, Andrew T. Drechsler, Jeremy D. Middleton, Petr Kuzma and Matthew L. Rue each resigned as executive officers of Valera effective as of the Effective Time.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit No.	Description

99.1	Press Release issued April 17, 2007

99.2	Supprelin Contingent Stock Rights Agreement, dated as of April 17, 2007, between Indevus Pharmaceuticals, Inc. and American Stock Transfer & Trust Company

99.3	Stent Contingent Stock Rights Agreement, dated as of April 17, 2007, between Indevus Pharmaceuticals, Inc. and American Stock Transfer & Trust Company

99.4	Octreotide Contingent Stock Rights Agreement, dated as of April 17, 2007, between Indevus Pharmaceuticals, Inc. and American Stock Transfer & Trust Company

This Current Report contains forward-looking statements that are not historical facts but rather are based on current expectations, estimates and projections about Valera’s industry, beliefs and assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks” and “estimates,” and variations of these words and similar expressions, are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond Valera’s control, are difficult to predict and could cause actual results to differ materially from those expressed, implied or forecasted in the forward-looking statements. In addition, the forward-looking events discussed in this press release might not occur. These risks and uncertainties include, among others, those described in “Risk Factors” contained in Valera’s Form 10-K which was filed with the SEC on February 22, 2007, and as may be further updated from time to time, as well as Form S-4 filed by Indevus with respect to the proposed merger discussed above. You are cautioned not to place undue reliance on these forward-looking statements. You should read Valera’s filings with the SEC, including Forms 10-K and 10-Q, the documents that Valera refers to therein and have filed as exhibits, and the Form S-4 filed by Indevus with respect to the merger with the understanding that actual future results and events may be materially different from what Valera currently expects. The forward-looking statements included in this press release reflect Valera’s views and assumptions only as of the date of this press release. Except as required by law, Valera undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERA PHARMACEUTICALS, INC.

Date: April 17, 2007	By:	/s/ Andrew T. Drechsler
	Name:	Andrew T. Drechsler
	Title:	Chief Financial Officer

Index of Exhibits

Exhibit No.	Description

99.1	Press Release issued April 17, 2007

99.2	Supprelin Contingent Stock Rights Agreement, dated as of April 17, 2007, between Indevus Pharmaceuticals, Inc. and American Stock Transfer & Trust Company

99.3	Stent Contingent Stock Rights Agreement, dated as of April 17, 2007, between Indevus Pharmaceuticals, Inc. and American Stock Transfer & Trust Company

99.4	Octreotide Contingent Stock Rights Agreement, dated as of April 17, 2007, between Indevus Pharmaceuticals, Inc. and American Stock Transfer & Trust Company